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                                                                   EXHIBIT 10.25

                             CHENIERE ENERGY, INC.
                                TWO ALLEN CENTER
                         1200 SMITH STREET, SUITE 1740
                           HOUSTON, TEXAS 77002-4312


                                January 12, 1999
                              via Federal Express

Lender Name
Address


     Re: (Form of) Fourth Amendment to Securities Purchase Agreement ("Fourth Amendment")

Dear Lender:

     Reference is made to the Securities Purchase Agreement dated as of December 15, 1997 as amended by the Third Amendment dated on or about September 13, 1998 (as amended, the "Agreement"), between Cheniere Energy, Inc., a Delaware corporation ("Borrower"), and Lender. Unless otherwise indicated, all capitalized terms herein are used as defined in the Agreement.

     The purpose of this amendment to the Agreement is to extend the maturity date from January 15, 1999 to March 15, 1999 as described below.

     For good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Borrower and Lender agree as follows:


     1. Amendment of Maturity Date. The definition of Maturity Date in Section 12 shall be hereby amended by replacing the paragraph captioned MATURITY DATE in its entirety with the following paragraph:

               "MATURITY DATE means the earlier of (a) March 15, 1999 and (b) the date that the Senior Notes are declared immediately due and payable pursuant to SECTION 11 in the event of a Default; provided that Lender's rights continue until the Obligation has been paid and performed in full."

     2. Representations and Warranties. Borrower represents and warrants that it possesses all requisite power and authority to execute, deliver and comply with the terms of this instrument, which has been duly authorized and approved by all necessary corporate action and for which no consent of any person is required.

     3. Fees and Expenses. Borrower agrees to pay the reasonable fees and expenses of counsel to Lender for services rendered in connection with the negotiation and execution of this instrument.

     4. Loan Paper; Effect. This instrument is a Loan Paper and, therefore, is subject to the applicable provisions of Section 13 of the Agreement, all of which are incorporated herein by reference the same as if set forth herein verbatim. In the event of any inconsistency between the terms of the Agreement as hereby modified (the "Amended Agreement") and any other Loan Papers, the terms of the Amended Agreement shall control and such other document shall be deemed to be amended hereby to conform to the terms of the Amended Agreement.

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     5. No Waiver of Defaults.  This instrument does not constitute a waiver of, or a consent to any present or future violation of or default under, any provision of the Loan Papers, or a waiver of Lender's right to insist upon future compliance with each term, covenant, condition and provision of the Loan Papers, and the Loan Papers shall continue to be binding upon, and inure to the benefit of, Borrower, Lender and their respective successors and assigns.

     6. Final Agreement. THE LOAN PAPERS, AS AMENDED HEREBY, REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES.

     If the foregoing terms and conditions are acceptable to Lender, Lender should indicate its acceptance by signing in the space provided below and returning an executed copy hereof to Borrower, whereupon this letter shall become an agreement binding upon and inuring to the benefit of Borrower and Lender and their respective successors and assigns.



                              Sincerely,

                              CHENIERE ENERGY, INC.



                              By:
                                 ---------------------------------
                                 Don A. Turkleson
                                 Chief Financial Officer
Accepted and agreed to as of the day
and year first set forth in this Fourth
Amendment.



-----------------------
Lender

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